UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 3, 2008

WSI Industries, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-0691607

(Commission File Number)	(I.R.S. Employer Identification No.)

213 Chelsea Road
Monticello, MN	55362

(Address Of Principal Executive Offices)	(Zip Code)

(763) 295-9202

Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1, 3 through 7 are not applicable and therefore omitted.

Item 2.02	Results Of Operations And Financial Condition.
WSI Industries, Inc. (the “Company”) issued a press release on April 3, 2008 disclosing material non-public information regarding its results of operations for the quarter ended February 24, 2008. The Company hereby furnishes the press release, which is attached hereto as Exhibit 99.1.

Item 8.01	Other Events.
Through the press release issued on April 3, 2008, the Company also announced that its Board of Directors has declared a dividend of $0.0375 per share of common stock payable April 30, 2008 to holders of record on April 16, 2008.

Item 9.01	Financial Statements And Exhibits.

Exhibit No.	Description

99.1	Press Release issued on April 3, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WSI INDUSTRIES, INC.
By:	/s/ Michael Pudil
Michael Pudil
President and Chief Executive Officer

Date: April 4, 2008